UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Condition

On January 24, 2013, at 1:00 p.m. local time, National Penn Bancshares, Inc. held a webcast to present information on its results of operations for the quarter and year ended December 31, 2012. The slide presentation which accompanied the webcast is furnished in this report, pursuant to this Item 2.02 and Item 7.01, as Exhibit 99.1, and is incorporated herein by reference. Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 2.02. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Section 7 – Regulation FD

Item 7.01   Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference into this Item 7.01.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Slide Presentation for National Penn Bancshares, Inc. Webcast conducted on January 24, 2013 at 1:00 p.m. local time (furnished pursuant to Items 2.02 and 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President and CEO

Dated: January 24, 2013

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Slide Presentation for National Penn Bancshares, Inc. Webcast conducted on January 24, 2013 at 1:00 p.m. local time (furnished pursuant to Items 2.02 and 7.01 hereof).	Furnished herewith.

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